SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  November 10, 1999
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(Date of earliest event reported)


             Credit Suisse First Boston Mortgage Securities Corp.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                   333-51771                 13-3320910
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                11 Madison Avenue, New York, New York 10010-3629
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                      Address of Principal Executive Office



      Registrant's telephone number, including area code: (212) 325-3629

ITEM 5.  OTHER EVENTS.

            On November 10, 1999, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 1999-C1 in twenty classes (the "Certificates"). The Class A-1, Class A-2, Class A-X, Class B, Class C, Class D, Class E and Class F Certificates, with an aggregate principal balance of $1,047,200,000, were sold to Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated November 5, 1999, between the Registrant and the Underwriters. The Certificates were issued pursuant to a pooling and servicing agreement, dated as of October 11, 1999 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, The Chase Manhattan Bank, as trustee, Norwest Bank Minnesota, National Association, as certificate administrator, Wells Fargo Bank, National Association, as servicer and Lennar Partners, Inc., as special servicer, a copy of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate multifamily and commercial mortgage loans (the "Mortgage Loans"). Certain of the Mortgage Loans were acquired by the Registrant from Credit Suisse First Boston Mortgage Capital LLC (the "CSFB Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of October 11, 1999 (the "CSFB Mortgage Loan Purchase Agreement"), between the CSFB Mortgage Loan Seller and the Registrant. The remaining Mortgage Loans were acquired from Morgan Stanley Mortgage Capital Inc. (the "MS Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of October 11, 1999 (the "MS Mortgage Loan Purchase Agreement"), between the MS Mortgage Loan Seller and the Registrant

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Exhibit No.                      Description
      -----------                      -----------

          4.1                Pooling and Servicing Agreement

          4.2                  CSFB Mortgage Loan Purchase
                                        Agreement

          4.3                   MS Mortgage Loan Purchase
                                        Agreement

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                     MORTGAGE SECURITIES CORP.


                                   By: /s/ Allan Baum
                                       ---------------------------------
                                       Name:  Allan Baum
                                       Title: Vice President

Date:  January 5, 2000

                                  EXHIBIT INDEX



  Exhibit No.               Description             Paper (P) or Electronic (E)
  -----------               -----------             ---------------------------

      4.1         Pooling and Servicing Agreement               E

      4.2           CSFB Mortgage Loan Purchase                 E
                             Agreement

      4.3            MS Mortgage Loan Purchase                  E
                             Agreement